UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2021, the Board of Directors (the “Board”) of Freeport-McMoRan Inc. (“FCX”) increased the size of the Board and appointed Hugh Grant to serve as a director of FCX, effective immediately. Mr. Grant will serve as a director until FCX’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified. The Board is currently in the process of reviewing committee assignments.

The Board affirmatively determined that Mr. Grant has no material relationship with FCX and is independent in accordance with the director independence standards established under FCX’s Corporate Governance Guidelines, which comply with the New York Stock Exchange corporate governance rules, and other applicable laws, rules and regulations. There is no arrangement or understanding between Mr. Grant and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Grant has an interest requiring disclosure under Item 404(a) of Regulation S-K.

FCX’s Board is now comprised of eleven members, including ten independent directors.

Mr. Grant will be compensated in accordance with FCX’s non-management director compensation program, which is described in FCX’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2021 (the “2021 Proxy Statement”) under the heading “Director Compensation.” On December 9, 2021, Mr. Grant received a pro-rata equity award of 2,100 restricted stock units (“RSUs”), which will vest on the first anniversary of the grant date, or December 9, 2022.

FCX issued a press release dated December 9, 2021, announcing the appointment of Mr. Grant to its Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated December 9, 2021, titled “Freeport-McMoRan Announces Appointment of Hugh Grant to its Board of Directors."

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk
----------------------------------------
Kathleen L. Quirk
President and Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: December 10, 2021